Subsequent Events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events
31.	SUBSEQUENT EVENTS

Investment from Kingsoft, Xiaomi and Esta

The Company entered into definitive share purchase agreements with affiliates of Kingsoft, Xiaomi and Esta in late November and early December 2014.

Pursuant to the agreement with Kingsoft entered into on November 29, 2014, Kingsoft agreed to make a total of US$172,000 investment in 21Vianet, with a purchase price of US$3.00 per ordinary share (the equivalent of US$18.00 per ADS). The investment will all be in newly issued 39,087,125 Class A and 18,250,268 Class B ordinary shares. Pursuant to the agreement with Xiaomi entered into on November 30, 2014, Xiaomi agreed to make a total of US$50,000 investment in 21Vianet, with a purchase price of US$3.00 per ordinary share (the equivalent of US$18.00 per ADS). The investment will all be in newly issued 6,142,410 Class A and 10,524,257 Class B ordinary shares. Pursuant to the agreement with Temasek entered into on December 1, 2014, Temasek agreed to make a total of US$74,000 investment in 21Vianet, with a purchase price of US$3.00 per ordinary share (the equivalent of US$18.00 per ADS). The investment will be in newly issued 24,668,020 Class A ordinary shares, or the equivalent of 4,111,337 ADSs.

The transactions were subsequently closed on January 15, 2015.

Upon the closing of the above investment transaction with Kingsoft, 21Vianet and Kingsoft has signed a business cooperation memorandum. Under the terms of the memorandum, 21Vianet will build, operate, maintain and provide technical support for new, state-of-art data centers in China to meet Kingsoft and its designated third party’s next-generation cloud infrastructure requirements. Upon meeting certain conditions, 21Vianet will lease to Kingsoft and its designated third party (agreed to by 21Vianet) a combined minimum of 5,000 cabinets at the then most-favorable price over the next three years.